EXHIBIT 23.1

                                                   PricewaterhouseCoopers L.L.P.
                                                    a professional services firm

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the following registration statements of URS Corporation on:

         Form S-8 (File No. 2-99410) for 50,000 common shares related to the 1985 Employee Stock Purchase Plan filed August 1, 1985,

         Form S-8 (File No. 33-42192) for 261,177 common shares related to the 1985 Employee Stock Purchase Plan filed August 31, 1991,

         Form S-8 (File No. 33-61230) for 500,000 common shares related to the 1991 Stock Incentive Plan filed April 1, 1993,

         Form S-8 (File No. 333-24063) for 750,000 common shares related to the 1991 Stock Incentive Plan, filed March 27, 1997,

         Form S-8 (File No. 333-24067) for 250,000 common shares related to the Employee Stock Purchase Plan, filed March 27, 1997,

         Form S-8 (File No. 333-24069) for 55,000 common shares related to the Non-Executive Directors Stock Grant Plan, filed March 27, 1997,

         Form S-4/A (File No. 333-37531) for up to 5,200,000 common shares related to the acquisition of Woodward-Clyde Group, Inc., filed October 10, 1997, as amended by that Post-Effective Amendment No. 1 filed November 25, 1997,

         Form S-8 (File No. 333-48793) for 300,000 common shares related to the Employee Stock Purchase Plan, filed March 27, 1998,

         Form S-8 (File No. 333-48791) for 1,000,000 common shares related to the 1991 Stock Incentive Plan, filed March 27, 1998,

         Form S-3 (File No. 333-59203) for the resale of certain common shares, filed July 15, 1998,



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of our  report  dated  December  18,  1998,  on our  audits of the  consolidated financial statements of URS Corporation and its subsidiaries as of October 31, 1998 and 1997, and for the years ended October 31, 1998, 1997 and 1996, which report is included in this Annual Report on Form 10-K.

                                         /s/ PricewaterhouseCoopers L.L.P.
                                         ---------------------------------------
                                         PRICEWATERHOUSECOOPERS L.L.P.



San Francisco, California
January 26, 1999

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